UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August 25, 2017

AYTU BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53121	47-0883144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206, Englewood, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (720) 437-6580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the authorization granted by our stockholders at a special meeting of stockholders held on July 26, 2017, our Board of Directors approved a 1-for-20 reverse stock split of our issued and outstanding shares of common stock, par value $0.0001 per share. We filed with the Secretary of State of the State of Delaware a Certificate of Amendment of our Certificate of Incorporation to implement the reverse stock split effective on August 25, 2017. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On August 25, 2017, all shares of our common stock issued and outstanding were automatically reclassified into a smaller number of shares such that each twenty shares of issued common stock were reclassified into one share of common stock. No fractional shares will be issued, and in lieu thereof, one whole share will be issued.

To reflect the reverse stock split, proportional adjustments will be made to our outstanding preferred shares, warrants and options.  The reverse stock split will not affect the par value per share of our common stock (which remains at $0.0001 per share) or the total number of shares of common stock that we are authorized to issue pursuant to our Certificate of Incorporation, as amended, which remains at 100,000,000 shares. VStock Transfer, LLC, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates.

A copy of the press releases that we issued on August 25 and August 29, 2017 regarding the reverse stock split are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of Aytu Bioscience, Inc., effective August 25, 2017.

99.1	Press release dated August 25, 2017.

99.2	Press release dated August 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2017	AYTU BIOSCIENCE, INC.

/s/ Gregory A. Gould
Name: Gregory A. Gould Title: Chief Financial Officer